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                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT

      Joint Filing Agreement, dated as of April 7, 2004, by and among Mellon Ventures, L.P., MVMA, L.P., MVMA, Inc., Mellon Financial Corporation and Mellon Bank, N.A. Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Amendment No. 2 to Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  April 7, 2004

                                   MELLON VENTURES, L.P.
                                    By: MVMA, L.P., its general partner
                                    By: MVMA, INC., its general partner

                                   By: /s/ Ronald J. Coombs
                                       -----------------------------------------
                                           Ronald J. Coombs
                                           Chief Financial Officer

                                   MVMA, L.P.
                                    By: MVMA, INC., its general partner

                                   By: /s/ Ronald J. Coombs
                                       -----------------------------------------
                                           Ronald J. Coombs
                                           Chief Financial Officer

                                   MVMA, INC.

                                   By: /s/ Ronald J. Coombs
                                       -----------------------------------------
                                           Ronald J. Coombs
                                           Chief Financial Officer

                                   MELLON FINANCIAL CORPORATION

                                   By: /s/ Carl Krasik
                                       -----------------------------------------
                                           Carl Krasik
                                           Secretary

                                   MELLON BANK, N.A.

                                   By: /s/ Carl Krasik
                                       -----------------------------------------
                                           Carl Krasik
                                           Assistant Secretary